EXHIBIT 10.3

                                  IHEALTH INC.
                        5499 N. Federal Highway (suite D)
                            Boca Raton, Florida 33487

                                                               September 8, 2003

Mr. Martin Scott
CFO Consulting Services, Inc.
23060 Aqua View Drive (no. 5)
Boca Raton, FL 33433

Dear Mr. Scott:

       This will serve as an agreement between IHealth Inc., a Delaware corporation (the "Company") and you with respect to compensation for your consulting services.

       The Company acknowledges that you have rendered advisory and consulting services to the Company in connection with its registration of 18,120,000 shares of its outstanding common stock under the Securities Act of 1933, executive compensation, and organizational issues, and that you continue to provide valuable advice to the Company. Such services have been and continue to be rendered in your individual capacity, and do not relate to capital raising transactions.

       To compensate you for such services (including all past services and future services through such time as the Securities and Exchange Commission declares the Company's registration statement to be effective), the Company agrees to issue you 1,000,000 shares (the "Shares") of its common stock, which you agree to accept in full payment for such services.

       In addition and as further consideration for your agreement to accept the Shares as payment and continue your services, the Company agrees to include your shares in its registration statement being with the Securities and Exchange Commission, and to use its best efforts to cause such registration statement to become effective in 2003. Your shares will not be transferable unless until they have been registered under such Act or such transfer is exempt from such registration.

       You represent and warrant that you are an accredited investor as that term is defined in Rule 501(a) under the Securities Act of 1933.

       We will promptly notify you when the registration statement becomes effective, and provide you with a reasonable number of copies of the prospectus for your use in selling the Shares. We will also pay the cost of registering or qualifying such shares for sale in the state of Florida if such registration or qualification is necessary to enable you to sell such shares in Florida.

       If these terms are agreeable, please so indicate by signing your name where indicated below, and returning a signed copy to me.

                                        Very truly yours,

                                        IHealth Inc.

                                        by: /s/ BRIAN S. JOHN

Agreed and Accepted:                    Brian S. John, President
CFO Consulting Services, Inc.
by: /s/ MARTIN SCOTT
Martin Scott, President